UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Portman Ridge Finance Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
Portman Ridge Finance Corporation and Logan Ridge Finance Corporation announced that the dates for their respective special meetings of stockholders have been moved from June 6, 2025 to June 20, 2025. Copies of the announcements are included herein.

Portman Ridge Announces Change of Date to the Special Meeting of Stockholders to Allow Additional Time for Stockholders to Vote “FOR” the Share Issuance Proposal
Stockholders of PTMN Who Have Voted Thus Far Have Expressed Strong Support for the Proposed Merger
Both Leading Independent Proxy Advisors, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), Have Recommended PTMN Stockholders Vote “FOR” the Share Issuance Proposal
NEW YORK, June 5, 2025 – Portman Ridge Finance Corporation (NASDAQ: PTMN) (“Portman Ridge” or “PTMN”) announced today that its Special Meeting of Stockholders (the “PTMN Special Meeting”) will take place on June 20, 2025, rather than June 6, 2025, to provide stockholders with additional time to cast their vote to approve the share issuance proposal in connection with the proposed merger of Logan Ridge Finance Corporation (NASDAQ: LRFC) (“Logan Ridge” or “LRFC”) with and into PTMN (the “Share Issuance Proposal”).
Stockholders of PTMN can attend the meeting and cast their votes by following the instructions outlined in the amended joint proxy statement. Alternatively, stockholders can also access the virtual meeting and vote by going to the following website: http://www.virtualshareholdermeeting.com/PTMN2025SM, or by calling 1-833-218-3911 and providing the control number which is listed in the proxy card received. The Board of Directors of PTMN unanimously recommends that stockholders vote “FOR” the proposals related to the proposed merger.
Furthermore, leading independent proxy advisory firms, ISS and Glass Lewis, have both recommended that PTMN stockholders vote “FOR” the proposed merger.
The record date for determining stockholders entitled to vote at the reconvened Special Meeting remains the close of business on May 6, 2025. Stockholders as of the record date are eligible to vote, even if they have subsequently sold their shares. Stockholders who have already voted do not need to take any further action. Proxies previously submitted will be voted at the reconvened meetings unless properly revoked.
The Board of Directors of PTMN respectfully requests stockholders vote their proxies as soon as possible. Voting promptly will help ensure that the Special Meeting can proceed without further delays.
Stockholders can access the joint proxy statement and prospectus by clicking HERE. Stockholders who have questions about the meeting date, joint proxy statement or about voting their shares should contact PTMN’s proxy solicitor, Broadridge, at 1-833-218-3911.
About Portman Ridge Finance Corporation
PTMN is a publicly traded, externally managed investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act. PTMN’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. PTMN’s investment activities are managed by its investment adviser, Sierra Crest. PTMN’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on Portman Ridge’s website at www.portmanridge.com.
About Logan Ridge Finance Corporation
LRFC is a BDC that invests primarily in first lien loans and, to a lesser extent, second lien loans and equity securities issued by lower middle-market companies. LRFC invests in performing, well-established middle-market businesses that operate across a wide range of industries. It employs fundamental credit analysis, targeting investments in businesses with relatively low levels of cyclicality and operating risk. For more information, visit www.loganridgefinance.com.

Cautionary Statement Regarding Forward-Looking Statements
Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of PTMN and LRFC, and distribution projections; business prospects of PTMN and LRFC, and the prospects of their portfolio companies; and the impact of the investments that PTMN and LRFC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the merger on the expected timeline, or at all; (ii) the expected synergies and savings associated with the merger; (iii) the ability to realize the anticipated benefits of the merger, including the expected elimination of certain expenses and costs due to the merger; (iv) the percentage of PTMN shareholders and LRFC shareholders voting in favor of the applicable Proposal (as defined below) submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the merger; (ix) any potential termination of the merger agreement; (x) the future operating results and net investment income projections of PTMN, LRFC or, following the closing of the merger, the combined company; (xi) the ability of Sierra Crest to implement its future plans with respect to the combined company; (xii) the ability of Sierra Crest and its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of PTMN, LRFC or, following the closing of the merger, the combined company, and the prospects of their portfolio companies; (xiv) the impact of the investments that PTMN, LRFC or, following the closing of the merger, the combined company expect to make; (xv) the ability of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company to achieve their objectives; (xvi) the expected financings and investments and additional leverage that PTMN, LRFC or, following the closing of the merger, the combined company may seek to incur in the future; (xvii) the adequacy of the cash resources and working capital of PTMN, LRFC or, following the closing of the merger, the combined company; (xviii) the timing of cash flows, if any, from the operations of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company; (xix) the risk that stockholder litigation in connection with the merger may result in significant costs of defense and liability; and (xx) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). PTMN and LRFC have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although PTMN and LRFC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that PTMN and LRFC in the future may file with the SEC, including the Registration Statement and Joint Proxy Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
No Offer or Solicitation
This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, LRFC or in any fund or other investment vehicle managed by BC Partners or any of its affiliates.
Additional Information and Where to Find It
This communication relates to the proposed merger of PTMN and LRFC and certain related matters (the “Proposals”). In connection with the Proposals, PTMN has filed a registration statement (Registration No. 333-285230) with the SEC (the “Registration Statement”) that contains a combined joint proxy statement for PTMN and LRFC and a prospectus of PTMN (the “Joint Proxy Statement”) and has mailed the Joint Proxy Statement to its and LRFC’s respective shareholders. The Registration Statement and Joint Proxy Statement will contain important information about PTMN, LRFC and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF PTMN AND LRFC ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PTMN, LRFC AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by PTMN, from PTMN’s website at https://www.portmanridge.com, and, for documents filed by LRFC, from LRFC’s website at https://www.loganridgefinance.com.
Participants in the Solicitation
PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of PTMN is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025. LRFC, its directors, certain of its executive officers and certain employees and officers of Mount Logan and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of LRFC is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PTMN and LRFC shareholders in connection with the Proposals will be contained in the Registration Statement, including the Joint Proxy Statement included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.
Contacts:
Portman Ridge Finance Corporation
650 Madison Avenue, 3rd floor
New York, NY 10022
Brandon Satoren
Chief Financial Officer
Brandon.Satoren@bcpartners.com
(212) 891-2880
The Equity Group Inc.
Lena Cati
lcati@equityny.com
(212) 836-9611
Val Ferraro
vferraro@equityny.com
(212) 836-9633

Logan Ridge Announces Change of Date to the Special Meeting of Stockholders to Allow Additional Time for Stockholders to Vote “FOR” the Merger Proposal
Stockholders of LRFC Who Have Voted Thus Far Have Expressed Strong Support for the Proposed Merger
Both Leading Independent Proxy Advisors, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), Have Recommended LRFC Stockholders Vote “FOR” the Merger Proposal
NEW YORK, June 5, 2025 – Logan Ridge Finance Corporation (NASDAQ: LRFC) (“Logan Ridge” or “LRFC”) announced today that its Special Meeting of Stockholders (the “LRFC Special Meeting”) will take place on June 20, 2025, rather than June 6, 2025, to provide stockholders with additional time to cast their vote to approve the proposed merger of LRFC with and into Portman Ridge Finance Corporation (NASDAQ: PTMN) (“Portman Ridge” or “PTMN”) (the “Merger Proposal”).
Stockholders of LRFC can attend the meeting and cast their votes by following the instructions outlined in the amended joint proxy statement. Alternatively, stockholders can also access the virtual meeting and vote by going to the following website: http://www.virtualshareholdermeeting.com/LRFC2025SM, or by calling 1-833-218-3962 and providing the control number which is listed in the proxy card received. The Board of Directors of LRFC unanimously recommends that stockholders vote “FOR” the proposed merger.
Furthermore, leading independent proxy advisory firms, ISS and Glass Lewis, have both recommended that LRFC stockholders vote “FOR” the proposed merger.
The record date for determining stockholders entitled to vote at the reconvened Special Meetings remains the close of business on May 6, 2025. Stockholders as of the record date are eligible to vote, even if they have subsequently sold their shares. Stockholders who have already voted do not need to take any further action. Proxies previously submitted will be voted at the reconvened meetings unless properly revoked.
The Board of Directors of LRFC respectfully requests stockholders vote their proxies as soon as possible. Voting promptly will help ensure that the Special Meeting can proceed without further delays.
Stockholders can access the joint proxy statement and prospectus by clicking HERE. Stockholders who have questions about the meeting date, joint proxy statement or about voting their shares should contact LRFC’s proxy solicitor, Broadridge, at 1-833-218-3962.
About Logan Ridge Finance Corporation
LRFC is a business development company (a “BDC”) that invests primarily in first lien loans and, to a lesser extent, second lien loans and equity securities issued by lower middle-market companies. LRFC invests in performing, well-established middle-market businesses that operate across a wide range of industries. It employs fundamental credit analysis, targeting investments in businesses with relatively low levels of cyclicality and operating risk. For more information, visit www.loganridgefinance.com.
About Portman Ridge Finance Corporation
PTMN is a publicly traded, externally managed investment company that has elected to be regulated as a BDC under the 1940 Act. PTMN’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. PTMN’s investment activities are managed by its investment adviser, Sierra Crest. PTMN’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on Portman Ridge’s website at www.portmanridge.com.
Cautionary Statement Regarding Forward-Looking Statements
Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of PTMN and LRFC, and distribution projections; business prospects of PTMN and LRFC, and the prospects of their portfolio companies; and the impact of the investments that PTMN and LRFC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the merger on the expected timeline, or at all; (ii) the expected synergies and savings associated with the merger; (iii) the ability to realize the anticipated benefits of the merger, including the expected elimination of certain expenses and costs due to the merger; (iv) the percentage of PTMN shareholders and LRFC shareholders voting in favor of the applicable Proposal (as defined below) submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the merger; (ix) any potential termination of the merger agreement; (x) the future operating results and net investment income projections of PTMN, LRFC or, following the closing of the merger, the combined company; (xi) the ability of Sierra Crest to implement its future plans with respect to the combined company; (xii) the ability of Sierra Crest and its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of PTMN, LRFC or, following the closing of the merger, the combined company, and the prospects of their portfolio companies; (xiv) the impact of the investments that PTMN, LRFC or, following the closing of the merger, the combined company expect to make; (xv) the ability of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company to achieve their objectives; (xvi) the expected financings and investments and additional leverage that PTMN, LRFC or, following the closing of the merger, the combined company may seek to incur in the future; (xvii) the adequacy of the cash resources and working capital of PTMN, LRFC or, following the closing of the merger, the combined company; (xviii) the timing of cash flows, if any, from the operations of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company; (xix) the risk that stockholder litigation in connection with the merger may result in significant costs of defense and liability; and (xx) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). PTMN and LRFC have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although PTMN and LRFC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that PTMN and LRFC in the future may file with the SEC, including the Registration Statement and Joint Proxy Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
No Offer or Solicitation
This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, LRFC or in any fund or other investment vehicle managed by BC Partners or any of its affiliates.
Additional Information and Where to Find It
This communication relates to the proposed merger of PTMN and LRFC and certain related matters (the “Proposals”). In connection with the Proposals, PTMN has filed a registration statement (Registration No. 333-285230) with the SEC (the “Registration Statement”) that contains a combined joint proxy statement for PTMN and LRFC and a prospectus of PTMN (the “Joint Proxy Statement”) and has mailed the Joint Proxy Statement to its and LRFC’s respective shareholders. The Registration Statement and Joint Proxy Statement will contain important information about PTMN, LRFC and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF PTMN AND LRFC ARE URGED TO READ THE REGISTRATION

STATEMENT, JOINT PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PTMN, LRFC AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by PTMN, from PTMN’s website at https://www.portmanridge.com, and, for documents filed by LRFC, from LRFC’s website at https://www.loganridgefinance.com.
Participants in the Solicitation
PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of PTMN is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025. LRFC, its directors, certain of its executive officers and certain employees and officers of Mount Logan and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of LRFC is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PTMN and LRFC shareholders in connection with the Proposals will be contained in the Registration Statement, including the Joint Proxy Statement included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.
Contacts:
Logan Ridge Finance Corporation
650 Madison Avenue, 3rd floor
New York, NY 10022
Brandon Satoren
Chief Financial Officer
Brandon.Satoren@bcpartners.com
(212) 891-2880
The Equity Group Inc.
Lena Cati
lcati@equityny.com
(212) 836-9611
Val Ferraro
vferraro@equityny.com
(212) 836-9633